Ivy Funds

Supplement dated July 2, 2019 to the

Ivy Funds Statement of Additional Information

dated July 31, 2018

as supplemented November 5, 2018, January 31, 2019 and April 30, 2019

Effective July 1, 2019, Ivy High Income Fund and Ivy Municipal High Income Fund, each a series of Ivy Funds (the “Trust”), entered into an unsecured, revolving credit facility for a 364-day period with The Bank of New York Mellon. Therefore, effective immediately, the following is added as a new subsection on page 21, immediately following the section “The Funds, Their Investments, Related Risks and Restrictions — Interfund Lending”:

Line of Credit

The Trust, on behalf of Ivy High Income Fund, Ivy PineBridge High Yield Fund, Ivy Apollo Strategic Income Fund, Ivy Municipal High Income Fund and Ivy California Municipal High Income Fund, and Ivy Variable Insurance Portfolios, on behalf of one of its series (collectively, the “Funds,” for purposes of this section), have entered into a 364-day, committed, unsecured revolving line of credit (Credit Facility) with The Bank of New York Mellon (BNYM), which allows the Funds to borrow an aggregate amount of up to $200 million, subject to asset coverage and other limitations as specified in the Credit Agreement entered into between the Funds and BNYM. The Funds may borrow under the Credit Facility for temporary or emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. A borrowing Fund bears any interest expenses associated with the Credit Facility. The Funds also pay all arrangement and set-up fees and commitment fees. Borrowing results in interest expense and other fees and expenses for the Funds, which may impact the Funds’ net expenses. The costs of borrowing may reduce the Funds’ returns. As of the date of this SAI, there were no outstanding loans on the Credit Facility.

Supplement	Statement of Additional Information	1